UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
September 20, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events

     On September 20, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing the impact of Hurricane Ivan. Due to damage of a platform work-over rig and other minor damage to the Medusa SPAR production facility, production downtime could be as much as five weeks. In the Mobile Bay Area, minor damage occurred and we anticipate production will be restored within the next 10 to 14 days.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated September 20, 2004 announcing damage from Hurricane Ivan and its estimated impact on future production.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
September 21, 2004	By:	/s/ John S. Weatherly
John S. Weatherly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated September 20, 2004 announcing damage from Hurricane Ivan and its estimated impact on future production.